CONYERS | PARK

ATKINS®

# Investor Presentation

April 2017

# Disclaimer

**About this Presentation**

This presentation contemplates the purchase by Conyers Park Acquisition Corp. (the "Company") of Atkins Nutritionals, Inc. ("Atkins") which is contemplated to involve a series of mergers by which Atkins and the Company will become subsidiaries of The Simply Good Foods Company ("Simply Good Foods").

**No Offer or Solicitation**

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

**Forward Looking Statements**

This presentation includes "forward-looking statements" including project financial information regarding the Company, Atkins, and The Simply Good Foods Company that reflect current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that the Company, Atkins, and Simply Good Foods believe, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "would", "could", "expect", "intend", "plan", "aim", "estimate", "target", "anticipate", "believe", "continue", "objectives", "outlook", "guidance" or other similar words, and include statements regarding the plans, strategies, objectives, targets and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of the Company, Atkins, and Simply Good Foods and their officers, employees, agents or associates. Actual results, performance or achievements may differ materially and potentially adversely from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, or (2) the date of such information, in the case of information from persons other than the Company. None of the Company, Atkins, or Simply Gooc Foods undertakes no duty to update or revise the information contained herein, publicly or otherwise. Forecasts and estimates regarding the industry are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

**Non-GAAP Financial Measures**

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA (Earnings before interest, taxes, depreciation and amortization), Adjusted EBITDA and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

A reconciliation of Adjusted EBITDA to Net Income, the nearest GAAP measure, is set forth on page 38. The Company, Atkins, and Simply Good Foods believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of Atkins Nutritionals; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

**Use of Projections**

This presentation contains financial forecasts with respect to projected financial results, including Net Sales and Adjusted EBITDA. Independent auditors have not audited, reviewed, compiled or performec any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

**Third Party Marks**

All rights in third party marks are owned by third parties and such marks and related marks are used herein merely for information purposes. The parties claim no rights in or to such marks and relatec marks, nor any endorsement or approval or any message herein by such third parties.

**Participants in the Solicitation**

Atkins Nutritional, Conyers Park, and Simply Good Foods and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Conyers Park's shareholders in connection with the proposed business combination. Information about Conyers Park's directors and executive officers is set forth in Conyers Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 31, 2017. These documents are available free of charge at the SEC's web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Conyers Park's shareholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the registration statement that Conyers Park and Atkins intend to cause the Simply Good Foods to file with the SEC.

# Today's Participants

## Conyers Park



**Jim Kilts**
***Executive Chairman***

- Founded Centerview Capital in 2006
- Former Vice Chairman of Procter & Gamble
- Former Chairman, CEO and President of The Gillette Company
- Former CEO and President of Nabisco
- Former head of Kraft Foods and General Foods *(Worldwide Food Group at Philip Morris)*
- B.A. from Knox College, MBA from University of Chicago



**Dave West**
***Chief Executive Officer***

- Joined Centerview Capital as a partner in 2016
- Former CEO and President of Big Heart Pet Brands *(fka Del Monte Corporation)*
- Former CEO and President of The Hershey Company
- Previous senior management positions at Nabisco and Kraft Foods
- B.S. from Bucknell University



**Brian Ratzan**
***Chief Financial Officer***

- Joined Centerview Capital as a partner in 2014
- Previously Head of U.S. Private Equity at Pamplona Capital Management and Head of the Consumer Group at Vestar Capital
- 20 years of private equity experience
- B.A. from University of Michigan, MBA from Harvard Business School

## Atkins Nutritionals



**Joe Scalzo**
***Chief Executive Officer***

- Joined Atkins Nutritionals in 2013
- Formerly President and COO of Dean Foods *(led transformation of WhiteWave)*
- Previous senior management positions at The Gillette Company, Coca-Cola and P&G
- B.S. from University of Notre Dame



**Shaun Mara**
***Chief Financial Officer***

- Joined Atkins Nutritionals in 2014
- Formerly CFO of Dean Foods
- Previous senior finance positions at Wrigley and The Gillette Company
- Prior experience also includes Staples and KPMG

# Today's Agenda

1. Key Messages / Introduction
2. Atkins Nutritionals Business Overview
3. Atkins Nutritionals Growth Strategy
4. Atkins Nutritionals Financial Overview
5. Atkins Nutritionals Transaction Details

# Key Messages / Introduction

Section 1

# Situation Overview

- **Conyers Park was formed to create an attractive, scale player in the CPG space → we have found the first piece and will review it with you today**
- **Atkins Nutritionals (*"Atkins"*) is a leading developer, marketer and seller of branded nutritional foods and snacking products**
  - The Company sells nutrition bars, ready-to-drink shakes, snacks and other confectionary products
  - Calendar year 2017E net sales and EBITDA of $411mm and $74mm, respectively(1)



New!
ATKINS
Endulge
Harvest Trail
Lift

- **Atkins is an attractive asset for Conyers Park**
  - $600mm brand at retail(2) → consistent with our history of growing large brands in a public company setting
  - Tailwind trends of snacking, convenience, meal replacement and health & wellness
- **We are confident in our ability to add value to the business**
  - Conyers Park along with Atkins' management team will "run our playbook" → continue to grow the business organically via improved positioning, marketing and distribution
  - Build a large-scale platform via M&A to create significant value for our shareholders

(1) Calendar year net sales and EBITDA estimated based on 2017E and 2018E fiscal year net sales of $402mm and $428mm (respectively) and EBITDAs of $72mm and $78mm (respectively).

(2) Fiscal year 2016 (ended August). Based on U.S. Multi-Outlet IRI data for Atkins U.S. snacking and frozen meals. Company reported net sales for international.

# Three Reasons We Really Like the Business

## 1 <u>**Unique Consumer Idea**</u>

- Atkins defines "low carb", "low sugar", "protein rich" nutrition
- Loyal, growing consumer base underpins strong consistent growth
- "Hidden sugars" is an emerging breakthrough concept

## 2 <u>**Advantaged Business Model**</u>

- $600mm scale brand at retail
- Premium-priced products based on quality ingredients
- Important to retailers with strong trade margins
- Leadership in section of store with ~40% share-of-shelf(1)
- Attractive margins → gross margin of ~47% and EBITDA margin of ~18% *(with ~10% of net sales in marketing investment)*(2)
- Asset-lite model → high free cash flow and strong return on assets

## 3 <u>**Compelling Growth Opportunity**</u>

- Opportunity to expand target audience 4x
- Improve quality / quantity of marketing and innovation behind new consumer idea
- Bolt-on acquisitions *(e.g. SimplyProtein®)* can quickly add scale
- We remain a good Reverse Morris Trust partner for large strategics

(1) Based on Management estimates.
(2) Based on 2017E pro forma forecast.

# Our Investment Thesis

- **Atkins is a well positioned, growing $600mm brand *(at retail, including frozen meals)***
  - Stands for "low carb", "low sugar", "protein rich" nutrition for many consumers
  - Important to retailers due to leadership position in the nutrition and wellness aisle
- **Strong business performance and financial metrics**
  - 8 consecutive years *(from 2008 to 2016)* of U.S. snacking point-of-sale takeaway growth *(16% CAGR)*[(1)]
  - EBITDA margins approaching 20%
  - Asset-lite business model generating high free cash flow
- **Well positioned to take advantage of consumer mega trends**
  - Convenience and snacking
  - Meal replacement
  - Health & wellness
  - "Clean eating"
- **Platform for future M&A**
  - Well positioned as a Reverse Morris Trust partner for large strategics
  - December 2016 acquisition of Wellness Foods, Inc. *(developer, marketer and seller of the SimplyProtein brand)* in-line with our snacking roll-up strategy *(opportunity to add snack adjacencies: nuts, meat snacks, bars, etc.)*
- **Strong management team that we've worked with in the past**
  - Jim Kilts has worked with Joe Scalzo *(the CEO of Atkins Nutritionals)* at The Gillette Company
    - We know him as a leader that is grounded in our key managerial practices → practices that have led to our track record of shareholder value creation

(1) Total U.S. Multi-Outlet IRI data, excluding frozen meals.

# Transaction Consistent With Attributes Highlighted During IPO

**Investment Attributes We Like**

- ✓ Market and / or cost leadership positions
- ✓ High margins
- ✓ Strong free cash flows
- ✓ Potential for revenue, cost structure, market share and / or distribution improvements
- ✓ Platforms for future acquisition
- ✓ Operational stability through economic cycles

**Consumer Industry Trends**

- ✓ Health & wellness
- ✓ Snacking
- ✓ Convenience-oriented products
- ✓ Ongoing e-commerce penetration
- Organic, locally-sourced products
- Brands with broad, multi-cultural appeal
- Outsourcing of critical CPG-related services
- Affordable luxury products

## Opportunity to Leverage Our Significant Brand Building Experience…

Over their careers, Conyers Park's principals have helped build or revitalize some of the most recognized brands in the consumer industry

A1 · Advantage Solutions · all · Almond Joy · Big Heart Pet Brands · Birds Eye Foods · Braun · Carefree

Chips Ahoy! · Country Time Lemonade · Cream of Wheat · Crystal Light · Del Monte Quality · DiGiorno · Duracell · Fusion · Gillette

Hershey's · Ice Breakers · Jell-O · Jolly Rancher · Kit Kat · Kool-Aid · Kraft · Lenox · Life Savers

Mach3 · Maxwell House · Meow Mix · Milk-Bone · Milk Duds · mr. Goodbar · Nabisco · Natural Balance Pet Foods, Inc. · Newtons · nielsen

Ole Smoky Tennessee Moonshine · Oral-B · Oreo · Oscar Mayer · Planters · Post · Reese's · Richelieu Foods, Inc. · Ritz

Snuggle · Sun Products Corporation · Tombstone Original · Twizzlers · Velveeta · Venus · Wheat Thins · York · 9Lives

# …And Augment Atkins' Experienced Leadership Team

| CONYERS PARK | ATKINS |
| --- | --- |
| 90+ year track record of building and revitalizing brands<br>Leadership has delivered ~$50bn of value creation for shareholders | Private and public company experience across multiple branded consumer products, food and nutrition categories |

- Management has years of experience working with Jim Kilts and applying his management principles
- Combined expertise in branded food, nutrition and snacking
- Strong public company capabilities and experience with executing growth strategies and integrating M&A

# Transaction Overview

- Enterprise value of $856mm
  - Compelling valuation at 11.6x CY'17E EBITDA of $74mm[1] and 11.8x CY'17E EBITDA less CapEx of $73mm *(CapEx of $1mm)*

- Selling shareholders to be paid $628 million cash consideration and issued approximately 10mm rollover shares at $10.00 per share valuation at close

- $628mm cash consideration and ~$25mm of estimated transaction costs will be funded with the following:
  - Common stock private placement in the amount of 10mm shares at $10.00 per share, or $100mm in total
    - Common stock private placement investors include large institutional investors such as: certain funds managed by Fidelity Management and Research Company or its affiliates, one or more funds managed by Capital Research and Management Company, and funds and accounts advised by T. Rowe Price Associates, Inc.
  - $402.5mm cash from Conyers Park trust
  - $150mm of new net debt

- Company to enter into a tax sharing arrangement with selling shareholders as part of the transaction

- Equity value at $10.00 per share of $706mm

- Jim Kilts to serve as Chairman and Dave West to serve as Executive Vice Chairman post-closing

- Expected transaction closing by end of June

(1) Calendar year EBITDA estimated based on 2017E and 2018E fiscal year EBITDAs of $72mm and $78mm, respectively.

# Atkins Nutritionals Business Overview

Section 2

# Powerful Brand With Strong Consumer Equity

## ~$600mm Brand

**Fiscal Year 2016 Sales(1)**


Frozen Meals
$105mm
18%
International
$40mm
7%
75%
U.S. Snacking
$443mm

***Atkins U.S. Snacking POS Dollar Sales Growth(2)***

- Fiscal 2015: **+5.0%**
- Fiscal 2016: **+6.6%**
- YTD fiscal 2017(3): **+6.9%**

## Strong Brand Attributes

- 85% aided brand awareness(4)
- Stands for "low carb", "low sugar", "protein rich" nutrition
- Proven track record in promoting effective weight loss

***Number of Servings Per Year, Per Buyer(5)***


ATKINS
62
CLIF Bar
46
QuestNutrition
38
KIND
23

(1) Source: U.S. Multi-Outlet IRI data for Atkins U.S. snacking and frozen meals. Company reported net sales for international.
(2) Total U.S. Multi-Outlet IRI data. Fiscal years ending August.
(3) Fiscal year to date as of February 26th.
(4) Among U.S. consumers; Aided awareness statistic – sourced from MWW Brand Tracking Study.
(5) 2015 IRI panel report.

# Atkins is Aligned with Consumer Mega Trends

## *Health Concerns Continue to Grow…*

*U.S. Obesity Rate*[1]



78mm
U.S. Adults
~22%
~38%
1990
2014

*U.S. Diabetes Rate*[2]



29mm
U.S. Adults
(86mm Prediabetes)
~8%
~13%
1990
2014

## *Consensus Building on Nutrition…*

***Over 100 scientific studies showing benefits of the Atkins approach to eating lower carbs***

***Media Attention:***



The New York Times
A Call for a Low Carb Diet That Embraces Fat
BJSM
Sugar and Carbs, Not Physical Inactivity, Behind Surge in Obesity
THE WALL STREET JOURNAL
FDA Seeks to Redefine 'Healthy'
theguardian
Sugar is Now Enemy Number One in the Western Diet

## *…Leading Consumers to Shift to Lower Carbs, Lower Sugar, Higher Protein*

73% of consumers are lowering carbohydrates[3]



22%
23%
55%
17%
48%
34%
USDA Recommended Nutrition Balance
US Consumer Preferred Nutrition Balance
Carbohydrates
Protein
Fat

Source: CDC Division on Diabetes, U.S. Department of Health & Human Services, WHO. IRI, MULO, Health Focus International, Nielsen Global Health & Wellness Support and MWW Brand Tracking Study.

(1) Defined as BMI greater than or equal to 30. Reflects adults 20+ years of age in the United States.
(2) Reflects adults 20+ years of age in the United States.
(3) Health Focus International, An In-depth Look at Consumer Views on Protein & Carbohydrates.

# Atkins is a Leader in the Fast Growing Nutritional Snacking Space

**Category Leader *(Total Nutritional Snacking)*[(1)]**

*% Market Share*



ATKINS
11.7%
CLIF Bar
10.9%
KIND
9.2%
Premier Protein
6.8%
Muscle Milk
4.8%
Special K
3.5%
QuestNutrition
3.4%

***Atkins is the Only Scale Player in Both Bars and Drinks***

**Highly Focused Snacking Portfolio of 60 SKUs[(2)]**

**Bars**

**Drinks**

**Treats**

**Simply Protein**



(1) Total Nutritional Snacking is a custom database created for Atkins by IRI comprised of multiple product categories including nutritional snacks and drinks. Source: U.S. Multi-Outlet IRI data, last 12 weeks ending February 26th, 2017.

(2) U.S. Atkins bars and shakes SKUs.

# Atkins is the Leader in Its Aisle


8 VALUE PACK

# Consumer and Customer Strength Generates Track Record of Growth



U.S. Snacking POS Data(1): 2008 – 2016 CAGR: +16%
+7%
$137
$166
$213
$267
$333
$378
$396
$415
$443
$201
$215
2008
2009
2010
2011
2012
2013
2014
2015
2016
YTD 2016(2)
YTD 2017(2)

Source: Nielsen FDMx and Retail Link for years 2008 – 2011. Total U.S. Multi-Outlet IRI, excluding frozen meals, for 2012 onwards.
(1) Calendar years ending December for 2008 – 2013 and fiscal years ending August for 2014 – 2016.
(2) Fiscal year to date as of February 26th.

# Atkins Nutritionals Growth Strategy

Section 3

# Atkins Brand Evolution Over Time

| 1980's – 1990's | 2000 – 2007 | 2008 – 2015 | Today / Future |
|---|---|---|---|
| Better Weight For a Healthier Heart | Low Carb Craze and Massive Product Proliferation | Balanced Approach to Weight Loss through Healthier Snacking | Healthier Approach to Eating |


Dr. Robert
Atkins
The True Story of the Man Behind the War on Carbohydrates




"The road to my happy weight took a luscious turn through dark chocolate and sea salt caramel."
ATKINS


=
=
They say you are what you eat. So which one are you?
ATKINS

# Significant Opportunity to Expand Consumer Base as Identified By Proprietary Research


Segment
Approach
Historically Targeted By Atkins?
Atkins Buyer?
Addressable Population (U.S. Adults 25-64)
168mm
Currently Trying to Lose Weight
108mm (64%)
Not Trying to Lose Weight Currently
60mm (36%)
Branded Program
21mm (19%)
Self Directed
77mm (71%)
Other
11mm (10%)
Low Carb Eating
7mm (11%)
All Other
53mm (89%)
Historical target:
▪ 8mm open to low carb
▪ 3mm Atkins buyers(1) → 38% Atkins penetration
New target opportunity:
▪ 31mm open to low carb
▪ 3mm Atkins buyers → 10% Atkins penetration
Opportunity to expand target audience 4x
42% of Atkins dieters then adopt a low carb lifestyle

- Expand target from 8mm low carb program dieters to include 31mm self directed consumers

Source: 2016 Diet Incidence study and IRI data.
(1) Includes active and previous program dieters.

# Self Directed Healthy Eaters Can Be Huge Source of Volume

## Atkins Consumer Mix



Active Atkins Dieters
15%
Previously on Atkins Diet Program
33%
52%
Self Directed Healthy Eaters

## Purchasing Behavior

- Active dieters are most loyal, profitable, and frequent purchasers → driving our 2007 – 2015 growth
- Retention of past dieters is still quite strong
- ***52% of Atkins buyers are self-directed despite <u>no historical</u> marketing towards them***

Source: IRI panel report.

# …And Present a Number of Incremental Growth Areas That We Are Just Beginning to Tap

1. Improved advocacy, education and activation for the core program dieter

2. Communication to target self-directed low carb-ers

3. Product innovation / portfolio expansion to meet consumer demands for cleaner labels, higher protein and new product forms

4. Expand distribution into "white space"

# Improved Advocacy / Education / Activation for Core Consumers

## "Happy Weight" Communication



Happy
ATKINS

## Social Media



HOW WILL YOU GO
#ATKINSALLTHEWAY
IN 2017
atkinsinsider
119 likes
atkinsinsider #GiveawayTuesday! Will you take the pledge in 2017? Tell us how you'll go #AtkinsAllTheWay by commenting on this photo or sharing a photo or video of your own and tell us how you'll go #AtkinsAllTheWay in 2017 and get entered to win! Rules here: http://shout.lt/bNfPV
rw_anicol I'm moving out into my own apartment where I get to control my food intake, minimize temptations, and I have a gym in my building so that I have no excuses!
atkinsinsider Wow, that's awesome, congrats on the move!
maggieb213 I will continue eating Atkins cookies and cream
Add a comment...

## Chef'd Initiative



Nutrient-Dense Carbohydrates
Pre-Portioned Ingredients
High Fiber
No Planning
Good Fats
Optimal Proteins
ATKINS
CHEF'D

## Improved Website and Mobile App



HIDDEN SUGAR EFFECT?
FREE APPS AND TOOLS
RECIPES
FREE SHIPPING

# New Communication to Reach the Self-Directed Low Carb-ers and Expand Base

## "Hidden Sugar" Communication


They say you are what you eat. So which one are you?
ATKINS

## Food Focused TV Advertising


Superfoods Bar

## "Cleaner" Labels

***Before***


INGREDIENTS:

***After***


INGREDIENTS: PROTEIN BLEND (SOY PROTEIN ISOLATE, GELATIN, WHEY PROTEIN ISOLATE, WHEY PROTEIN CONCENTRATE), POLYDEXTROSE, PEANUTS, VEGETABLE GLYCERIN, PALM KERNEL AND PALM OIL, NATURAL FLAVOR, WATER, COCOA POWDER (PROCESSED WITH ALKALI), CELLULOSE POWDER, CONTAINS LESS THAN 2% OF: PEANUT OIL, BUTTERFAT, SOY LECITHIN, OLIVE OIL, MILK, SALT, GUAR GUM, SUCRALOSE. 1013 02

# Portfolio Expansion to Attract New Users / Occasions

## Atkins Harvest Trail



New!
Harvest Trail
Dark Chocolate Sea Salt Caramel Bar
Dark Chocolate Peanut Butter Bar

**Launch Date:** Q1 Fiscal 2016

**Brand Focus:**

- Natural / simple ingredients
- Adds a nut and fruit bar to Atkins' product portfolio
- Product extension opportunity

## SimplyProtein



SimplyProtein Bar



Simply Protein Crunch

**Acquired:** December 2016

**Brand Focus:**

- Delicious "clean" protein
- Products include bars, drinks and chips

## Super Foods Bar



New!
NO ARTIFICIAL
MEAL
ATKINS
Mocha Almond Bar



New!
NO ARTIFICIAL
MEAL
ATKINS
Raspberry Chia Bar

**Launch Date:** Q2 Fiscal 2017

**Brand Focus:**

- "Cleaner" Atkins bar with super food ingredients

# White Space an Opportunity for Distribution Gains

## 2016 U.S. Snacking Gross Sales By Channel



Drug
E-Commerce
5%
2%
Club
10%
46%
Mass
Grocery
37%

## White Space Opportunities

- E-commerce opportunity significant
- C-store and club underpenetrated
- Significant natural and specialty channel opportunity with SimplyProtein

# Scalable M&A Platform

Atkins is a leader in nutritional snacking → the brand stands for low carb, low sugar, protein rich

+

Conyers Park / Atkins team has deep expertise in brand building, merchandising and product development as well as snacking, nutrition and health & wellness

+

Strong customer relationships with key FDM players

+

Experienced team that has managed and integrated multi-billion dollar businesses



Broader Food / RMT
Better-for-You Eating
Snacking / Convenience
Adjacent Healthy Snacking
SimplyProtein
Core Atkins

# Atkins Nutritionals Financial Overview

Section 4

# Summary Financials

## Consistent, proven growth track record


Net Sales
5% CAGR
$353
$366
$380
$402
$428
Gross Profit (and % Margin)
6% CAGR
$161
$166
$176
$188
$201
45.7%
45.4%
46.2%
46.7%
46.9%
EBITDA (and % Margin)
9% CAGR
$54
$59
$64
$72
$78
15.4%
16.1%
16.9%
17.8%
18.2%
2014A 2015A 2016A 2017E 2018E
2014A 2015A 2016A 2017E 2018E
2014A 2015A 2016A 2017E 2018E
Growth: 3.6% 3.9% 5.8% 6.3%
3.0% 5.7% 6.9% 7.0%
8.0% 8.9% 12.0% 8.7%

Note: Dollars in millions. Financial metrics presented on August fiscal year ends and are pro forma for the licensing of the frozen meals business, estimated incremental public company related costs and the acquisition of SimplyProtein (for all presented periods). Financial metrics do not include the impact of purchase accounting or other impacts from the consummation of this transaction. SimplyProtein financial metrics are based upon actual / estimated results (also do not contain any adjustments as a result of applying purchase accounting). The pro forma financial metrics presented are a non-GAAP measure, please see a reconciliation to GAAP financials shown in the appendix.

# First Half of 2017E Consistent with Overall Growth Outlook


Net Sales
Gross Profit (and % Margin)
EBITDA (and % Margin)
5% Year-Over-Year Growth
7% Year-Over-Year Growth
15% Year-Over-Year Growth
$195
$205
$90
$97
46.4%
47.2%
$35
$40
18.0%
19.6%
1st Half 2016A
1st Half 2017E
1st Half 2016A
1st Half 2017E
1st Half 2016A
1st Half 2017E

Note: Dollars in millions. Financial metrics presented for September – February periods (based on August fiscal year ends) and are pro forma for the licensing of the frozen meals business, estimated incremental public company related costs and the acquisition of SimplyProtein (for all presented periods). Financial metrics do not include the impact of purchase accounting or other impacts from the consummation of this transaction. SimplyProtein financial metrics are based upon actual / estimated results (also do not contain any adjustments as a result of applying purchase accounting). The pro forma financial metrics presented are a non-GAAP measure.

# Highly Attractive Cash Flow Characteristics

- Asset-lite business model with strong cash flow generation
  - Capital expenditures of $1mm projected for 2017E and 2018E
  - Working capital needs of 10% – 11%

Capital Expenditures as % of Net Sales


Minimal Annual Capital Expenditure Needs of ~$1mm
0.1%
0.4%
0.2%
2014A
2015A
2016A

Working Capital[(1)] as % of Net Sales


Modest Working Capital Requirements
11.2%
9.6%
10.3%
2014A
2015A
2016A

Note: Financial metrics presented on August fiscal year ends and represent actual reported metrics by the company for the presented periods.
(1) Working capital defined as accounts receivable + inventories + prepaid expenses – accounts payable – accrued expenses.

# Atkins Nutritionals Transaction Details

Section 5

# Transaction Overview

- Enterprise value of $856mm *(11.6x CY'17E EBITDA of $74mm[1])*
  - Pro forma net debt of $150mm
  - Common stock private placement in the amount of 10mm shares at $10.00 per share, or $100mm in total
  - Selling shareholders to be paid $628mm cash consideration and issued 10mm rollover shares at close
    - Company to enter into a tax sharing arrangement with selling shareholders as part of the transaction
- Jim Kilts to serve as Chairman and Dave West to serve as Executive Vice Chairman post-closing
- Through a series of mergers, Conyers Park and Atkins will be owned by The Simply Good Foods Company upon consummation of the transaction
- Transaction closing expected in June 2017

## Pro Forma Valuation

| | |
|---|---|
| **Illustrative Conyers Park Share Price** | **$10.00** |
| Pro Forma Shares Outstanding *(in Millions)* [2] | 70.563 |
| **Equity Value** | **$706** |
| Net Debt | 150 |
| **Enterprise Value** | **$856** |

| | | |
|---|---|---|
| **Valuation Multiples** | **CY'17E EBITDA[1] Multiple** | **11.6x** |
| | **CY'17E EBITDA[1] Less CapEx Multiple** | **11.8x** |

## Cash Sources and Uses

| | | |
|---|---|---|
| **Cash Sources** | Conyers Park Cash in Trust Account | $403 |
| | Common Stock Private Placement | 100 |
| | New Net Debt | 150 |
| | **Total** | **$653** |
| **Cash Uses** | Cash Consideration to Selling Shareholders | $628 |
| | Conyers Park Estimated Transaction Costs[3] | 25 |
| | **Total** | **$653** |

## Pro Forma Equity Ownership[2]



Selling Shareholders
15%
Conyers Park Founders
14%
71%
Conyers Park Public Shareholders

Note: Dollars in millions, except per share data.

(1) Calendar year EBITDA estimated based on 2017E and 2018E fiscal year EBITDAs of $72mm and $78mm, respectively.

(2) Pro forma share count includes 50.250mm of Conyers Park public shares (including 10mm shares sold in the common stock private placement), 10.063mm of Conyers Park founder shares, and10.250mm of rollover shares issued to selling shareholders. Based on a nominal share price of $10.00. Excludes 20.117mm of outstanding warrants (with an exercise price of $11.50).

(3) Estimated transaction costs include new debt financing fees, private placement fees, original deferred underwriting discount and other advisory and diligence related fees.

# Operating Benchmarking to Peers

**Fiscal 2016–2018E Net Sales CAGR**



20.0%
15.0%
10.0%
5.0%
0.0%
Peer Set Median: 1.8%
15.7%
7.9%
6.1%
3.5%
3.2%
1.9%
1.8%
1.8%
1.8%
1.6%
0.9%
0.6%
(0.7%)
Amplify
Hostess
Atkins
McCormick
J&J Snack Foods
Post
B&G Foods
Lancaster Colony
Pinnacle
Snyder's-Lance
Flowers Foods
Large Cap Index(1)
J. M. Smucker

**Fiscal 2016–2018E Adjusted EBITDA CAGR**



15.0%
10.0%
5.0%
0.0%
Peer Set Median: 6.1%
10.4%
10.0%
9.1%
7.6%
7.5%
7.3%
6.1%
5.8%
4.5%
3.7%
3.3%
2.7%
1.1%
Atkins
Snyder's-Lance
Hostess
Amplify
McCormick
Pinnacle
Lancaster Colony
J&J Snack Foods
Flowers Foods
Large Cap Index(1)
Post
B&G Foods
J. M. Smucker

**Fiscal 2017E Adjusted EBITDA Margin and Adjusted EBITDA Less CapEx Margin**



40.0%
30.0%
20.0%
10.0%
0.0%
EBITDA Margin Peer Set Median: 18.8%
EBITDA – CapEx Margin Peer Set Median: 17.0%
EBITDA Margin
EBITDA - CapEx Margin
30.3%
25.9%
26.0%
22.3%
22.9%
19.7%
22.4%
19.8%
22.1%
18.3%
22.0%
17.6%
18.8%
17.0%
18.5%
14.7%
18.3%
14.4%
17.8%
17.6%
15.8%
11.1%
14.9%
10.7%
11.6%
9.1%
Hostess
Amplify
J. M. Smucker
B&G Foods
Pinnacle
Large Cap Index(1)
Lancaster Colony
Post
McCormick
Atkins
J&J Snack Foods
Snyder's-Lance
Flowers Foods

Source: Equity research, Capital IQ and company filings.

Note: Estimates as of 4/4/17. Fiscal years used for Atkins (ending August) and all peers (each peer using its respective fiscal year-end).

(1) Large Cap Index metrics take the median of Campbell Soup Company, Conagra, General Mills, Hershey, Hormel, Kellogg, Kraft Heinz, Mead Johnson, and Mondelez.

# Valuation Benchmarking to Peers

- At $10.00 per share value, Atkins is valued at a discount to the majority of its peers
  - A more meaningful discount is implied on the EBITDA less CapEx basis

**CY'17E EBITDA Multiple**



Peer Set Median: 13.7x
20.0x
15.0x
10.0x
5.0x
0.0x
16.7x
15.5x
14.9x
14.4x
14.2x
13.7x
13.6x
11.8x
11.8x
11.7x
11.6x
11.4x
11.0x
McCormick
Snyder's-Lance
Lancaster Colony
Hostess
J&J Snack Foods
Pinnacle
Large Cap Index(1)
Amplify
B&G Foods
J. M. Smucker
Atkins(2)
Post
Flowers Foods

**CY'17E EBITDA Less CapEx Multiple**



Peer Set Median: 16.4x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
21.5x
21.2x
20.2x
16.8x
16.6x
16.5x
16.4x
14.0x
14.0x
13.9x
13.7x
13.3x
11.8x
Snyder's-Lance
McCormick
J&J Snack Foods
Hostess
Pinnacle
Large Cap Index(1)
Lancaster Colony
Post
Flowers Foods
J. M. Smucker
Amplify
B&G Foods
Atkins(3)

Source: Equity research, Capital IQ and company filings.
Note: Estimates as of 4/4/17. Atkins and peers adjusted to reflect a calendar year (December) year-end.
(1) Large Cap Index metrics take the median of Campbell Soup Company, Conagra, General Mills, Hershey, Hormel, Kellogg, Kraft Heinz, Mead Johnson, and Mondelez.
(2) Calendar year 2017E Adjusted EBITDA of $74mm, estimated based on 2017E and 2018E fiscal year Adjusted EBITDAs of $72mm and $78mm, respectively.
(3) Calendar year 2017E Adjusted EBITDA – Capital Expenditure of $73mm, estimated based on 2017E and 2018E fiscal year Adjusted EBITDA – CapEx's of $71mm and $77mm, respectively.

# Appendix

# Pro Forma Financials Reconciliation

**Atkins Nutritionals:**

| | | Annual Financials *(August Fiscal Year End)* | | | | | 1st Half Financials | |
|---|---|---|---|---|---|---|---|---|
| | | Historicals | Historicals *(Filed in Proxy Statement)* | | Projections | | Historicals *(Filed in Proxy Statement)* | |
| | | 2014A | 2015A | 2016A | 2017E | 2018E | 2016A | 2017A |
| Net Sales | **Adjusted Net Sales** ***(As Defined Per Filed Proxy Statement)*** | $401 | $419 | $430 | $393 | $417 | $220 | $202 |
| Net Sales – Frozen Meals Licensing | Removal of Frozen Meals Related Net Sales | (58) | (65) | (63) | – | – | (31) | – |
| Net Sales – Frozen Meals Licensing | Licensing Income Adjustment | 4 | 4 | 4 | – | – | 2 | – |
| Net Sales – Frozen Meals Licensing | **Net Frozen Meals Licensing Adjustment** | ($54) | ($61) | ($59) | - | - | ($29) | - |
| Net Sales | **Normalized Adjusted Net Sales** ***(As Defined Per Filed Proxy Statement)*** | $347 | $358 | $371 | $393 | $417 | $191 | $202 |
| Net Sales | SimplyProtein Related Net Sales *(Pre-Acquisition)* | 6 | 8 | 9 | 10 | 11 | 4 | 3 |
| Net Sales | **Pro Forma Net Sales** ***(Figures Used in This Presentation)*** | $353 | $366 | $380 | $402 | $428 | $195 | $205 |
| EBITDA | **Adjusted EBITDA** ***(As Defined Per Filed Proxy Statement)*** | $55 | $59 | $64 | $72 | $78 | $36 | $40 |
| EBITDA – Frozen Meals Licensing | Removal of Frozen Meals Related EBITDA | (4) | (4) | (4) | – | – | (2) | – |
| EBITDA – Frozen Meals Licensing | Licensing Income Adjustment | 4 | 4 | 4 | – | – | 2 | – |
| EBITDA – Frozen Meals Licensing | **Net Frozen Meals Licensing Adjustment** | ($0) | ($0) | $0 | - | - | ($0) | - |
| EBITDA | **Normalized Adjusted EBITDA** ***(As Defined Per Filed Proxy Statement)*** | $55 | $59 | $64 | $72 | $78 | $35 | $40 |
| EBITDA | SimplyProtein Related EBITDA *(Pre-Acquisition)* | 1 | 1 | 2 | 1 | – | 1 | 1 |
| EBITDA | Incremental Public Company Costs *(For Pre-Closing Time Periods)* | (2) | (2) | (2) | (1) | – | (1) | (1) |
| EBITDA | **Pro Forma EBITDA** ***(Figures Used in This Presentation)*** | $54 | $59 | $64 | $72 | $78 | $35 | $40 |

Note: Dollars in millions. Financial metrics presented on August fiscal year ends. Financial metrics do not include the impact of purchase accounting or other impacts from the consummation of this transaction. SimplyProtein financial metrics are based upon actual / estimated results for historical periods (also do not contain any adjustments as a result of applying purchase accounting).

# Non-GAAP Reconciliation

**Atkins Nutritionals:**

| | | 53 / 52 Weeks Ended | | 26 Weeks Ended | |
|---|---|---|---|---|---|
| | | August 29, 2015 | August 27, 2016 | February 27, 2016 | February 25, 2017 |
| **Net Sales** | **Net Sales *(As Defined Per Filed Proxy Statement)*** | $419 | $428 | $220 | $202 |
| | Recall Receivable Reserve | – | 2 | – | – |
| | **Adjusted Net Sales *(As Defined Per Filed Proxy Statement)*** | $419 | $430 | $220 | $202 |
| **EBITDA** | **Net Income *(As Defined Per Filed Proxy Statement)*** | $9 | $10 | $8 | $10 |
| | Income Tax Expense | 6 | 8 | 6 | 7 |
| | Interest Expense | 28 | 27 | 14 | 14 |
| | Depreciation and Amortization | 11 | 10 | 5 | 5 |
| | Stock Based Compensation | 1 | 3 | 1 | 1 |
| | Management Fees(1) | 2 | 2 | 1 | 1 |
| | Restructuring Charges(2) | 0 | 2 | 0 | 0 |
| | Transaction / IPO Readiness Expenses *(One-Time in Nature)* | 1 | 0 | 0 | 1 |
| | Recall Receivable Reserve | – | 2 | – | – |
| | Frozen Licensing Media *(One-Time in Nature)* | – | – | – | 0 |
| | Legal Costs *(One-Time in Nature)* | – | – | – | 0 |
| | Other Charges(3) | 2 | 1 | 0 | 1 |
| | **Adjusted EBITDA *(As Defined Per Filed Proxy Statement)*** | $59 | $64 | $36 | $40 |

Note: Dollars in millions.
(1) Historical management fees paid to selling shareholders.
(2) One-time costs of restructuring activities largely due to the elimination of costs as part of the licensing of the frozen meal business.
(3) Other charges consist principally of exchange impact of foreign currency transactions as well as one-time legal costs and minor impacts of channel inventory returns.